EX10.17

LEASE AGREEMENT

This Lease Agreement (“Agreement”) is made and entered into as of 24 August 2014 (the “Effective Date”), by and between LIGIA GABRIELA SURGEON DE LAMASTUS (legal name), female, Panamanian, of legal age, widowed, with identity card No. X-XXX-XXXX (“LANDLORD”), on one hand, and on the other hand, DAVID FRANK, male, American (USA), of legal age, with passport No. XXXXXXXXX, acting in name and on behalf of AQUA BOUNTY PANAMA, S. de R.L., a company duly organized and existing under the laws of the Republic of Panama, registered under Microjacket 1017, Document 1363400 of the Mercantile Section of the Public Registry of the Republic of Panama, (“ABP”) duly authorized to that end, as registered before the Public Registry, (each individually a “Party” and both collectively the “Parties”).

RECITALS

WHEREAS, LUIS LAMASTUS (the “PREVIOUS OWNER”) was the owner of possessory rights over a property of approximately 21 hectares, located in Los Naranjos, District of Boquete, Province of Chiriqui, Republic of Panama (the “Property”).

WHEREAS, the PREVIOUS OWNER and ABP subscribed a usufruct agreement (“Previous Usufruct Agreement”) regarding a portion of the Property in which ABP is developing an aquaculture project in the Parcel identified as “Aqua Bounty Panama Project” consisting of the production of genetically modified salmon (the “ABP Project”) that requires (i) the importation of AquAdvantage Salmon (“AAS”) eggs from the facilities of Aqua Bounty Technologies (“ABT”) and (ii) grow-out of the AAS

WHEREAS, the ABP Project is still in force and it requires that a temporary agreement is subscribed for ABP to continue the ABP Project.

WHEREAS, the LANDLORD and her three daughters: Michelle Marie Lamastus Surgeon, female, Panamanian, of legal age, married, student, with identity card number X-XXX-XXX; Melissa Lynn Lamastus Surgeon, female, Panamanian, of legal age, married, financial manager, with identity card number X-XXX-XXX; and Christine Gabriela Lamastus Surgeon, female, Panamanian, of legal age, single, teacher, with identity card number X-XXX-XXX (all together the “DAUGHTERS”) are the legal heirs of the PREVIOUS OWNER (all together, the “LEGAL HEIRS OF THE PREVIOUS OWNER”).

WHEREAS, the DAUGHTERS are herein represented by the LANDLORD, as it is evidenced on EXHIBIT C.

WHEREAS, the LANDLORD and the DAUGHTERS in their condition of the only heirs of the PREVIOUS OWNER are the custodians of the Property while it is declared of their ownership by means of a judicial proceeding (“JUDICIAL PROCEEDING”) in which the LANDLORD and the DAUGHTERS shall be declared the only heirs of the PREVIOUS LANDLORD.

WHEREAS, the Property is under the total control and use of the LANDLORD anti the DAUGHTERS, including the River Flow but for the 2.03 hectares previously given in usufruct to ABP. Furthermore, the Property is under a titling process before the National Property Administration Authority (ANATI) to obtain an official property title.

WHEREAS, the Property is adjacent to a river flow that originates from the Rio Caldera (“River Flow”), with an average water flow of 95,000 gallons per minute during the rainy season, that is key for the purpose of this Agreement.

WHEREAS, the LANDLORD wishes to lease to ABP, and ABP wishes to lease from the LANDLORD, a portion of 2.03 hectares of the Property adjacent to the River Flow, that is described and depicted in EXHIBIT A attached hereto that constitutes part of this Agreement (the “Parcel”).

WHEREAS, the LANDLORD has demonstrated that the Parcel is free and clear from any encumbrances, liens or restrictions. Furthermore, the Property is in good standing from any fees or taxes applicable from any public or private institutions.

WHEREAS, the LANDLORD has demonstrated that there are no claims or disputes over the possessory rights and/or title rights of the LANDLORD or of any other nature on the Parcel and on the Property.

WHEREAS, for purposes of the ABP Project, ABP will obtain from Aqua Bounty Technologies (“ABT”) the AAS eggs and will ship them to Panama for production.

WHEREAS, ABP made capital investments and improvements to the Parcel during the term of the Previous Usufruct Agreement, consisting of the following (“FACILITIES AND EQUIPMENT”):

1.	The buildings contained on the Parcel, including, but not limited to, the quarantine building containing the fry tanks, egg incubation system, feed warehouse and office.

2.	The structures, including, but not limited to, the small LHO (“Low Head Oxygenator”), large LHO, concrete water intake and distribution structure, containment sump, and sedimentation pond outlet structures.

3.	The fry tanks and external grow-out tanks.

4.	The containment components, including the filters and screens, filter boxes, containment sump screens, sedimentations ponds including their outlet screens, and perimeter fencing.

5.	Water distribution components, including river and spring water intakes, pipes, drainage canal, and sedimentation ponds.

6.	Electrical generation system, including the solar panels, hydroelectric turbine, and associated electrical transmission and storage components.

WHEREAS, in furtherance of this ABP Project, ABP wishes to obtain from the LANDLORD, and the LANDLORD wishes to provide to ABP access to and unrestricted use of the Parcel in order for ABP to operate the ABP Project.

NOW, THEREFORE, in consideration of the premises described above, and of the mutual benefits and obligations set forth in this Agreement, the Parties hereto agree as follows:

The Recitals set forth above are material to this Agreement and are hereby expressly incorporated herein.

ARTICLE 1. LEASE

The LANDLORD hereby leases to ABP the following:

1.	The Parcel described in EXHIBIT A and all its inherent benefits.

2.	The River Flow and spring water adjacent to the Parcel.

ARTICLE 2. PARCEL AND WATER USE

2.1 ABP shall only use the Parcel for activities related to the ABP Project.

2.2 ABP shall use me Parcel with the diligence of a good pater familias and shall not knowingly allow the Parcel to be used for any unlawful purpose.

2.3 ABP shall make any additional improvements that it deems convenient and/or necessary to develop the ABP Project without the approval of the LANDLORD.

2.4 Unless there is a cause that originates from Acts of God, the ABP Project will have access to the River Flow and to spring water at the same volumes that are currently in use in the ABP Project and in no event shall these volumes be lower than 2170 gallons per minute of river water for the growout tanks and 130 gallons per minute of spring water for the fry tanks.

2.5 The water distribution system of the ABP Project will be managed by ABP. The LANDLORD will not diminish, increase or in any way endanger the water levels in the ABP Project’s drainage canal and sedimentation ponds without the written consent of ABP. The LANDLORD in no way will contaminate the waters of the ABP Project.

2.6 In the event that the LANDLORD develops production facilities that require water use in her portion of the Property, ABP shall share with the LANDLORD, without any cost to the LANDLORD, a portion of the water flow contained in the water distribution system only if the water requirements for the ABP Project are met.

ARTICLE 3. TERM

3.1 The term of this Agreement shall be one (1) year as of the Effective Date (“Term”) and shall be renewed by equal terms at the exclusive option of ABP. Shall a final judicial decision within the JUDICIAL

PROCEEDING declaring the LANDLORD and the DAUGHTERS THE LEGAL HEIRS OF THE PREVIOUS OWNER is made before the Term, this Agreement shall be terminated without previous notice and/or judicial authorization and a new Agreement, in the terms of EXHIBIT D, shall be signed by the Parties. Also, shall a final judicial decision within the JUDICIAL PROCEEDING is made without declaring the LANDLORD and the DAUGHTERS the only LEGAL HEIRS OF THE PREVIOUS OWNER but including additional heirs of the PREVIOUS OWNER (the “ADDITIONAL HEIRS”), the LANDLORD, THE DAUGHTERS and ABP will sign a new Agreement, in the terms of EXHIBIT C, in which the ADDITIONAL HEIRS will be included. Shall the ADDITIONAL HEIRS do not wish to sign the new Agreement in the terms of EXHIBIT D, this Agreement shall be terminated without previous notice and/or judicial authorization.

ARTICLE 4. LANDLORD OBLIGATIONS AND PROHIBITIONS

4.1 The LANDLORD shall guarantee ABP the peaceful and uninterrupted use of the Parcel.

4.2 The LANDLORD shall make any repair that is needed to preserve the Parcel for the use of ABP for the purposes herein established.

4.3 The LANDLORD shall not impose any liens or restrictions for the use of the Property during the Term of this Agreement. Shall the LANDLORD sell or transfer his possessory rights over the Property, the contract covering the sale or transfer of the possessory rights over the Property to the new owner shall include the duty of the new owner to respect this Agreement. In any case, ABP has the right to exercise any actions that it deems convenient or necessary to guarantee that the Parcel, the equipment and the improvements are free and clear from any liens or restriction of use.

4.4 The LANDLORD agrees not to modify or interfere with any of the existing AAS production facilities, containment, and/or water distribution systems of the ABP Project without prior written authorization of ABP and/or ABT. The LANDLORD will not jeopardize, negatively impact or increase effluent flow into the ABP Project drainage canal and sedimentation ponds without the written authorization of ABP. The LANDLORD has knowledge that any unauthorized change to the facilities of the ABP Project that were previously inspected by the FDA could jeopardize ABT’s Food and Drug Administration (FDA) application.

ARTICLE 5. LANDLORD RIGHTS

5.1 The LANDLORD is permitted to build on the Property outside the borders of the Parcel, in accordance with the Property borders established in EXHIBIT A, as long as the construction and new infrastructure does not impede the development of the ABP Project, damages or interferes with (i) the existing ABP Project infrastructure; (ii) the FACILITIES and EQUIPMENT; (iii) containment elements and/or (iv) the River Flow and spring water used in the ABP Project and the effluent. The LANDLORD must advise ABP in writing before making any constructions or additions to the infrastructure of the ABP Project for ABP and shall await for ABP to authorize them.

5.2 The LANDLORD has the right to receive technical assistance from ABP when needed.

ARTICLE 6. ABP OBLIGATIONS

6.1 ABP shall provide the LANDLORD with the monthly payment described in Article 8.1 of this Agreement.

ARTICLE 7. ABP RIGHTS

7.1 ABP has the right to:

1.	Enter the ABP Project at any time without prior notice to the LANDLORD.

2.	Impose its technical and management parameters on the management of the ABP Project to guarantee the survival, performance, and production of the AAS.

ARTICLE 8. PAYMENT

8.1 ABP agrees to pay the LANDLORD a total fee of US$180,000.00 over the term of the lease (the FEE), which covers all of the costs for the lease of the Parcel, which is US$15,000 per month.

8.2 The monthly lease fee described in Article 8.1 will be discounted by US$1,800 per month for the first twelve (12) months of the term of this Agreement so that the LANDLORD can repay ABP the US$21,600 associated with the August 2014 INASA trout feed order (400 quintales) which ABP purchased on the LANDLORD’S behalf (EXHIBIT B).

8.2 The FEE shall be transferred to the following bank account designated by the LANDLORD within the first ten (10) days of every month:

LIGIA GABRIELA SURGEON DE LAMASTUS

ACCOUNT # XX-XXX-XXXXX-X

ABA XXXXXXXXX

Citibank, New York 10043

111 Wall Street, USA

GLOBAL BANK CORP

SWIFT GLBLPAPA

5056 Victoriano Lorenzo

PANAMA, REPUBLIC OF PANAMA

ARTICLE 9. LEGAL EXPENSES

9.1 In the event that Panamanian legal counsel is required to defend the ABP Project against litigations or claims, ABP will assume the legal expenses if the litigation or claim arise out of (i) reasons not attributable to the LANDORD; and/or (ii) reasons attributable to the ABP Project or the AAS eggs. However, if the litigation or claim is a result of (i) a direct or indirect action of the LANDLORD, (ii) dispute on possessory rights on the Property and/or (iii) inheritance rights involving the Property, then the LANDLORD will bear said legal expenses.

ARTICLE 10. PRODUCT

10.1 Product ownership: ABP is the owner of the AAS contained in the ABP Project tanks.

10.2 Product sales: In the event that the AAS is approved by U.S. and the authorities of the Republic of Panama, ABP, and/or ABT, will determine to whom and in what form the harvested AAS will be commercialized.

10.3 Product processing: ABT and/or ABP will decide where to process the harvested AAS. If ABT and/or ABP use the LANDLORD to process the AAS, ABT and/or ABP will pay the LANDLORD a competitively priced processing and packing fee that shall be agreed by both parties.

10.4 Sales Proceeds: In the event that the AAS is approved by the U.S. and the authorities of the Republic of Panama, all sales proceeds from approved harvested AAS will belong to ABP and/or ABT.

ARTICLE 11. PROPERTY TITLE

11.1 The LANDLORD agrees to pursue and obtain clear, legal, ownership title to the Property from the appropriate authorities (ANATI) in Panama or any other authority where the ownership title is to be obtained and further registered.

ARTICLE 12. PROMISE TO LEASE

12.1 Once the inheritance proceeding is finished and the LANDLORD is declared the heir of the Previous Owner, the LANDLORD promises to sign a new lease agreement with ABP in the terms established in EXHIBIT D of this agreement.

ARTICLE 13. PURCHASE RIGHTS

13.1 If the LANDLORD receives an offer from a third party to purchase the Property, either in its entirety, or any portion of the Property, (“Purchase Offer”) LANDLORD will give ABP the right of first refusal to match the purchase offer under the same terms and conditions as offered by the third party.

13.2 The LANDLORD is required to inform ABP in writing of the Purchase Offer for the Property within three (3) calendar days of receiving it. The Purchase Offer will be considered received upon the confirmation receipt of the electronic means used to inform the Purchase Offer. Notwithstanding the above, the LANDLORD will make the necessary efforts to confirm with ABP that the Purchase Offer was received by ABP.

13.3 ABP has fourteen (14) calendar days to respond to the LANDLORD with ABP’s counter-offer for the Purchase Offer.

ARTICLE 14. CURE PERIOD

If any of the Parties breaches the terms of this Agreement (“Breach”), the offended party will deliver a written notice to the breaching party

(“Notice”) within thirty (30) calendar days of the Breach. The breaching party will in turn have sixty (60) calendar days to remedy his Breach (“Cure Period”). In the event that the breaching party does not satisfactorily remedy his Breach within the Cure Period, the offended party shall have the right to terminate this Agreement by written notice to the breaching party. Notwithstanding the above, shall according to the exclusive opinion of ABP, the Breach endangers the ABP Project, upon Notice the LANDLORD will be obliged to immediately remedy the Breach, and shall it not be remedied, ABP will be entitled to terminate this Agreement without Notice and/or judicial authorization.

ARTICLE 15. TERMINATION

15.1 The occurrence of any of the following events shall be deemed to be and shall be treated as a default under this Agreement and the parties shall be entitled to terminate this Agreement without the need of Notice and/or judicial authorization:

1.	The breach or failure by either Party in the due observance or performance of the obligations of this Agreement;

2.	The extinction of the possessory rights of LANDLORD over the Property, unless that such possessory rights evolve into property rights and title;

3.	The resignation or death of the LANDLORD;

4.	The diminishment or contamination of the River Flow and/or spring water adjacent to the Parcel in such a manner that could impede ABP to continue developing its activities and/or the ABP Project;

5.	The expiration of the Term of this Agreement;

6.	If either of the Parties files or have filed a petition of bankruptcy liquidation or dissolution; and

7.	If any of the RECITALS described above are not verified or prove to be invalid.

15.2 The occurrence of the following shall be deemed to be and shall be treated as a default under this Agreement and the Parties shall be entitled to terminate this Agreement without judicial authorization, but with a previous notice of sixty (60) days counted as of the decision to do so:

1. The abandonment by ABT or cessation of the New Animal Drug Application for AAS which is under review by the U.S. FDA

ARTICLE 16. CONFLICT RESOLUTION

In the event a dispute arises in connection with this Agreement, the parties to such dispute agree that its representatives will meet to attempt to resolve such controversy through a conciliation managed by the Conciliation and Arbitration Center of the Chamber of Commerce of the Republic of Panama.

If the dispute is not resolved by conciliation, such dispute shall be submitted to arbitration in law, at a proceeding administered by the Conciliation and Arbitration Center of the Chamber of Commerce of the Republic of Panama, to which rules the Parties unconditionally voluntarily submit and claim knowledge thereof. The dispute shall be resolved in accordance with Panamanian substantive rules and the procedural rules of the Conciliation and Arbitration Center of the Chamber of Commerce of the Republic of Panama or, in its defect, applicable procedural rules under Panamanian law. The arbitration shall take place in Panama City, Republic of Panama and proceedings shall be in Spanish. The award rendered pursuant to such arbitration shall be in writing, shall be final, binding and conclusive between the parties. The award shall have no further recourse, except for those provided for annulment in accordance with the laws of Panama. Once the award is rendered and is final, it will produce the effects of res judicata and the parties shall comply with the award without delay.

All costs and expenses related to the arbitration proceeding shall be borne by the Parties to the dispute in equal parts. Each party will cover the costs of its own legal counsel and expert witnesses, except they expressly agree otherwise or the arbitrators so decide in the final award.

ARTICLE 17. TAXES

The LANDLORD shall maintain the Property in good standing from any applicable fees or taxes from any public or private institutions during the term of this Agreement and its renewals.

ARTICLE 18. GOVERNING LAW

This Agreement shall be interpreted and enforced in accordance with the laws of the Republic of Panama

ARTICLE 19. ENTIRE AGREEMENT.

This Agreement constitutes the entire Agreement between the Parties related to the subject matter herein, and the terms included herein may not be contradicted by evidence of any prior Agreement or of any oral Agreement.

ARTICLE 20. NOTICES

Any notice or written communications required or submitted under this Agreement shall be sent to the Following Addresses:

For ABP:

Name:	David A. Frank
Domicile:	Two Clock Tower Place, Suite 395, Maynard, MA 01754
Telephone:	(978) 648-6048
Email:	dfrank@aquabounty.com

For the LANDLORD:

Name:	Ligia Gabriela Surgeon de Lamastus
Domicile:	Lamasur, Los Naranjos, Avenida Central, Boquete, Provincia de Chiriquí, República de Panamá.
Telephone:	507 6615 3679
Email:	gabysurgeon@icloud.com

ARTICLE 21. MODIFICATIONS.

This Agreement can be only modified by written agreement of the Parties. No change in, addition to, or waiver of any of the terms and conditions of this Agreement shall be binding upon any Party unless approved by it in writing.

ARTICLE 22: ASSIGNMENT.

The Parties to this Agreement shall not assign any rights or obligations hereunder without the express written consent of the other Party.

ARTICLE 23. SEVERABILITY

If it is determined that any provision of this Agreement is invalid or not binding, in whole or in part, such invalidity shall be only in respect of that provision or portion thereof and the remainder of the same clause or all the remaining provisions of this Agreement shall remain valid, in full force and binding on the Parties.

ARTICLE 24. CONFIDENTIALITY

The Parties agree to maintain strict confidentiality of the terms of this Agreement. The Parties shall treat as confidential all information made available to them under this Agreement and shall not disclose such confidential information without the written consent of the owner of that information.

The foregoing restriction on use and disclosure shall not apply to confidential information that, at the time of disclosure or its becoming known to the recipient, the recipient can show:

1.	Is public knowledge; or

2.	Came lawfully into the recipient’s possession otherwise than directly or indirectly from the owner without restriction on its subsequent disclosure or use by the recipient.

The foregoing restriction on use and disclosure shall be maintained by the recipient until the confidential information:

1.	Becomes public knowledge through no fault or action on the recipient’s part; or

2.	Comes into the recipient’s possession free from any restriction from a third party (other than the owner or its affiliate) who has the lawful right to make such disclosure.

Notwithstanding the foregoing restriction on use and disclosure, a party may disclose confidential information to any competent governmental agencies having authority to require such disclosure but informing such governmental agencies of the confidential nature of such information.

ARTICLE 25: Counterparts

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Parties in their respective counterparts, and when taken together constitute a single document. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

/s/ Gabriela Surgeon de Lamastus

LIGIA GABRIELA SURGEON DE LAMASTUS
LANDLORD

/s/ David Frank

DAVID FRANK
AQUA BOUNTY PANAMA S. DE R.L.

EXHIBIT D

LEASE AGREEMENT

This Lease Agreement (“Agreement”) is made and entered into as of                      (the “Effective Date”), by and between LIGIA GABRIELA SURGEON DE LAMASTUS (legal name), female, Panamanian, of legal age, widowed, with identity card No. X-XXX-XXXX; Michelle Marie Lamastus Surgeon, female, Panamanian, of legal age, married, student, with identity card number X-XXX-XXX; Melissa Lynn Lamastus Surgeon, female, Panamanian, of legal age, married, financial manager, with identity card number X-XXX-XXX; Christine Gabriela Lamastus Surgeon, female, Panamanian, of legal age, single, teacher, with identity card number X-XXX-XXXX, the last three duly represented by LIGIA GABRIELA SURGEON DE LAMASTUS, as evidenced in power of attorney granted to her included as EXHIBIT C, (collectively the “LANDLORD”) on one hand, and on the other hand, DAVID FRANK, male, American (USA), of legal age, with passport No. XXXXXXXXX, acting in name and on behalf of AQUA BOUNTY PANAMA, S. de R.L., a company duly organized and existing under the laws of the Republic of Panama, registered under Microjacket 1017, Document 1363400 of the Mercantile Section of the Public Registry of the Republic of Panama, (“ABP”) duly authorized to that end, as registered before the Public Registry, (each individually a “Party” and both collectively the “Parties”).

RECITALS

WHEREAS, the LANDLORD is the owner of possessory rights over a property of approximately 21 hectares, located in Los Naranjos, District of Boquete, Province of Chiriqui, Republic of Panama (the “Property”).

WHEREAS, the Property is adjacent to a river flow that originates from the Rio Caldera (“River Flow”), with an average water flow of 95,000 gallons per minute during the rainy season, that is key for the purpose of this Agreement.

WHEREAS, the Property is under the total control and use of the LANDLORD, including the River Flow but for the 2.03 hectares previously given in usufruct to ABP. Furthermore, the Property is under a titling process before the National Property Administration Authority (ANATI) to obtain an official property title.

WHEREAS, the LANDLORD wishes to lease to ABP, and ABP wishes to lease from the LANDLORD, a portion of 2.03 hectares of the Property adjacent to the River Flow, that is described and depicted in EXHIBIT A attached hereto that constitutes part of this Agreement (the “Parcel”).

WHEREAS, the Parcel was subject to a usufruct agreement (“Previous Usufruct Agreement”) subscribed between a previous owner and ABP in which ABP is developing an aquaculture project identified as “Aqua

Bounty Panama Project” consisting of the production of genetically modified salmon (the “ABP Project”) that requires (i) the importation of AquAdvantage Salmon (“AAS”) eggs from the facilities of Aqua Bounty Technologies (“ABT”) and (ii) grow-out of the AAS.

WHEREAS, the LANDLORD has demonstrated that the Parcel is free and clear from any encumbrances, liens or restrictions. Furthermore, the Property is in good standing from any fees or taxes applicable from any public or private institutions.

WHEREAS, the LANDLORD has demonstrated that there are no claims or disputes over the possessory rights and/or title rights of the LANDLORD or of any other nature on the Parcel and on the Property.

WHEREAS, for purposes of the ABP Project, ABP will obtain from Aqua Bounty Technologies (“ABT”) the AAS eggs and will ship them to Panama for production.

WHEREAS, ABP made capital investments and improvements to the Parcel during the term of the Previous Usufruct Agreement, consisting of the following (“FACILITIES AND EQUIPMENT”):

1.	The buildings contained on the Parcel, including, but not limited to, the quarantine building containing the fry tanks, egg incubation system, feed warehouse and office.

2.	The structures, including, but not limited to, the small LHO (“Low Head Oxygenator”), large LHO, concrete water intake and distribution structure, containment sump, and sedimentation pond outlet structures.

3.	The fry tanks and external grow-out tanks.

4.	The containment components, including the filters and screens, filter boxes, containment sump screens, sedimentations ponds including their outlet screens, and perimeter fencing.

5.	Water distribution components, including river and spring water intakes, pipes, drainage canal, and sedimentation ponds.

6.	Electrical generation system, including the solar panels, hydroelectric turbine, and associated electrical transmission and storage components.

WHEREAS, in furtherance of this ABP Project, ABP wishes to obtain from the LANDLORD, and the LANDLORD wishes to provide to ABP access to and unrestricted use of the Parcel in order for ABP to operate the ABP Project.

NOW, THEREFORE, in consideration of the premises described above, and of the mutual benefits and obligations set forth in this Agreement, the Parties hereto agree as follows:

The Recitals set forth above are material to this Agreement and are hereby expressly incorporated herein.

ARTICLE 1. LEASE

The LANDLORD hereby leases to ABP the following:

1.	The Parcel described in EXHIBIT A and all its inherent benefits.

2.	The River Flow and spring water adjacent to the Parcel.

ARTICLE 2. PARCEL AND WATER USE

2.1 ABP shall only use the Parcel for activities related to the ABP Project.

2.2 ABP shall use the Parcel with the diligence of a good pater familias and shall not knowingly allow the Parcel to be used for any unlawful purpose.

2.3 ABP shall make any additional improvements that it deems convenient and/or necessary to develop the ABP Project without the approval of the LANDLORD.

2.4 Unless there is a cause that originates from Acts of God, the ABP Project will have access to the River Flow and to spring water at the same volumes that are currently in use in the ABP Project and in no event shall these volumes be lower than 2170 gallons per minute of river water for the growout tanks and 130 gallons per minute of spring water for the fry tanks.

2.5 The water distribution system of the ABP Project will be managed by ABP. The LANDLORD will not diminish, increase or in any way endanger the water levels in the ABP Project’s drainage canal and sedimentation ponds without the written consent of ABP. The LANDLORD in no way will contaminate the waters of the ABP Project.

2.6 In the event that the LANDLORD develops production facilities that require water use in her portion of the Property, ABP shall share with the LANDLORD, without any cost to the LANDLORD, a portion of the water flow contained in the water distribution system only if the water requirements for the ABP Project are met.

ARTICLE 3. TERM

3.1 The term of this Agreement shall be two (2) years as of the Effective Date (“Term”) and shall be renewed by equal terms at the exclusive option of ABP.

ARTICLE 4. LANDLORD OBLIGATIONS AND PROHIBITIONS

4.1 The LANDLORD shall guarantee ABP the peaceful and uninterrupted use of the Parcel.

4.2 The LANDLORD shall make any repair that is needed to preserve the Parcel for the use of ABP for the purposes herein established.

4.3 The LANDLORD shall not impose any liens or restrictions for the use of the Property during the Term of this Agreement. Shall the LANDLORD sells or transfers his possessory rights over the Property, the contract covering the sale or transfer of the possessory rights over the Property to the new owner shall include the duty of the new owner to respect this

Agreement. In any case, ABP has the right to exercise any actions that it deems convenient or necessary to guarantee that the Parcel, the equipment and the improvements are free and clear from any liens or restriction of use.

4.4 The LANDLORD agrees not to modify or interfere with any of the existing AAS production facilities, containment, and/or water distribution systems of the ABP Project without prior written authorization of ABP and/or ABT. The LANDLORD will not jeopardize, negatively impact or increase effluent flow into the ABP Project drainage canal and sedimentation ponds without the written authorization of ABP. The LANDLORD has knowledge that any unauthorized change to the facilities of the ABP Project that were previously inspected by the FDA could jeopardize ABT’s Food and Drug Administration (FDA) application.

ARTICLE 5. LANDLORD RIGHTS

5.1 The LANDLORD is permitted to build on the Property outside the borders of the Parcel, in accordance with the Property borders established in EXHIBIT A, as long as the construction and new infrastructure does not impede the development of the ABP Project, damages or interferes with (i) the existing ABP Project infrastructure; (ii) the FACILITIES and EQUIPMENT; (iii) containment elements and/or (iv) the River Flow and spring water used in the ABP Project and the effluent. The LANDLORD must advise ABP in writing before making any constructions or additions to the infrastructure of the ABP Project for ABP and shall await for ABP to authorize them.

5.2 The LANDLORD has the right to receive technical assistance from ABP when needed.

ARTICLE 6. ABP OBLIGATIONS

6.1 ABP shall provide the LANDLORD with the monthly payment described in Article 8.1 of this Agreement.

ARTICLE 7. ABP RIGHTS

7.1 ABP has the right to:

1.	Enter the ABP Project at any time without prior notice to the LANDLORD.

2.	Impose its technical and management parameters on the management of the ABP Project to guarantee the survival, performance, and production of the AAS.

ARTICLE 8. PAYMENT

8.1 ABP agrees to pay the LANDLORD a total fee of US$360,000.00 over the term of the lease (the FEE), which covers all of the costs for the lease of the Parcel, which is US$15,000 per month.

8.2 The monthly lease fee described in Article 8.1 will be discounted by US$1,800 per month until completing the repayment of the US$21,600 associated with the August 2014 INASA trout feed order (400 quintales) which ABP purchased on the LANDLORD’S behalf (Exhibit B) of which a part has already been paid as a result of discounting US$1,800.00 per month within a previous agreement.

8.2 The FEE shall be transferred to the following bank account designated by the LANDLORD within the first ten (10) days of every month:

LIGIA GABRIELA SURGEON DE LAMASTUS

ACCOUNT # X-XXX-XXXXX

ABA XXXXXXXXX

Citibank, New York 10043

111 Wall Street, USA

GLOBAL BANK CORP

SWIFT GLBLPAPA

5056 Victoriano Lorenzo

PANAMA, REPUBLIC OF PANAMA

ARTICLE 9. LEGAL EXPENSES

9.1 In the event that Panamanian legal counsel is required to defend the ABP Project against litigations or claims, ABP will assume the legal expenses if the litigation or claim arise out of (i) reasons not attributable to the LANDORD; and/or (ii) reasons attributable to the ABP Project or the AAS eggs. However, if the litigation or claim is a result of (i) a direct or indirect action of the LANDLORD, (ii) dispute on possessory rights on the Property and/or (iii) inheritance rights involving the Property, then the LANDLORD will bear said legal expenses.

ARTICLE 10. PRODUCT

10.1 Product ownership: ABP is the owner of the AAS contained in the ABP Project tanks.

10.2 Product sales: In the event that the AAS is approved by U.S. and the authorities of the Republic of Panama, ABP, and/or ABT, will determine to whom and in what form the harvested AAS will be commercialized.

10.3 Product processing: ABT and/or ABP will decide where to process the harvested AAS. If ABT and/or ABP use the LANDLORD to process the AAS, ABT and/or ABP will pay the LANDLORD a competitively priced processing and packing fee that shall be agreed by both parties.

10.4 Sales Proceeds: In the event that the AAS is approved by the U.S. and the authorities of the Republic of Panama, all sales proceeds from approved harvested AAS will belong to ABP and/or ABT.

ARTICLE 11. PROPERTY TITLE

11.1 The LANDLORD agrees to pursue and obtain clear, legal, ownership title to the Property from the appropriate authorities (ANATI) in Panama or any other authority where the ownership title is to be obtained and further registered.

ARTICLE 12. PURCHASE RIGHTS

13.1 If the LANDLORD receives an offer from a third party to purchase the Property, either in its entirety, or any portion of the Property, (“Purchase Offer”) LANDLORD will give ABP the right of first refusal to match the purchase offer under the same terms and conditions as offered by the third party.

13.2 The LANDLORD is required to inform ABP in writing of the Purchase Offer for the Property within three (3) calendar days of receiving it. The Purchase Offer will be considered received upon the confirmation receipt of the electronic means used to inform the Purchase Offer. Notwithstanding the above, the LANDLORD will make the necessary efforts to confirm with ABP that the Purchase Offer was received by ABP.

13.3 ABP has fourteen (14) calendar days to respond to the LANDLORD with ABP’s counter-offer for the Purchase Offer.

ARTICLE 14. CURE PERIOD

If any of the Parties breaches the terms of this Agreement (“Breach”), the offended party will deliver a written notice to the breaching party (“Notice”) within thirty (30) calendar days of the Breach. The breaching party will in turn have sixty (60) calendar days to remedy his Breach (“Cure Period”). In the event that the breaching party does not satisfactorily remedy his Breach within the Cure Period, the offended party shall have the right to terminate this Agreement by written notice to the breaching party. Notwithstanding the above, shall according to the exclusive opinion of ABP, the Breach endangers the ABP Project, upon Notice the LANDLORD will be obliged to immediately remedy the Breach, and shall it not be remedied, ABP will be entitled to terminate this Agreement without Notice and/or judicial authorization.

ARTICLE 15. TERMINATION

15.1 The occurrence of any of the following events shall be deemed to be and shall be treated as a default under this Agreement and the parties shall be entitled to terminate this Agreement without the need of Notice and/or judicial authorization:

1.	The breach or failure by either Party in the due observance or performance of the obligations of this Agreement;

2.	The extinction of the possessory rights of LANDLORD over the Property, unless that such possessory rights evolve into property rights and title;

3.	The resignation or death of the LANDLORD;

4.	The diminishment or contamination of the River Flow and/or spring water adjacent to the Parcel in such a manner that could impede ABP to continue developing its activities and/or the ABP Project;

5.	The expiration of the Term of this Agreement;

6.	If either of the Parties files or have filed a petition of bankruptcy liquidation or dissolution, and

7.	If any of the RECITALS described above are not verified or prove to be invalid.

15.2 The occurrence of the following shall be deemed to be and shall be treated as a default under this Agreement and the Parties shall be entitled to terminate this Agreement without judicial authorization, but with a previous notice of sixty (60) days counted as of the decision to do so:

1. The abandonment by ABT or cessation of the New Animal Drug Application for AAS which is under review by the U.S. FDA

ARTICLE 16. CONFLICT RESOLUTION

In the event a dispute arises in connection with this Agreement, the parties to such dispute agree that its representatives will meet to attempt to resolve such controversy through a conciliation managed by the Conciliation and Arbitration Center of the Chamber of Commerce of the Republic of Panama.

If the dispute is not resolved by conciliation, such dispute shall be submitted to arbitration in law, at a proceeding administered by the Conciliation and Arbitration Center of the Chamber of Commerce of the Republic of Panama, to which rules the Parties unconditionally voluntarily submit and claim knowledge thereof. The dispute shall be resolved in accordance with Panamanian substantive rules and the procedural rules of the Conciliation and Arbitration Center of the Chamber of Commerce of the Republic of Panama or, in its defect, applicable procedural rules under Panamanian law. The arbitration shall take place in Panama City, Republic of Panama and proceedings shall be in Spanish. The award rendered pursuant to such arbitration shall be in writing, shall be final, binding and conclusive between the parties. The award shall have no further recourse, except for those provided for annulment in accordance with the laws of Panama. Once the award is rendered and is final, it will produce the effects of res judicata and the parties shall comply with the award without delay.

All costs and expenses related to the arbitration proceeding shall be borne by the Parties to the dispute in equal parts. Each party will cover the costs of its own legal counsel and expert witnesses, except they expressly agree otherwise or the arbitrators so decide in the final award.

ARTICLE 17. TAXES

The LANDLORD shall maintain the Property in good standing from any applicable fees or taxes from any public or private institutions during the term of this Agreement and its renewals.

ARTICLE 18. GOVERNING LAW

This Agreement shall be interpreted and enforced in accordance with the laws of the Republic of Panama

ARTICLE 19. ENTIRE AGREEMENT

This Agreement constitutes the entire Agreement between the Parties related to the subject matter herein, and the terms included herein may not be contradicted by evidence of any prior Agreement or of any oral Agreement.

ARTICLE 20. NOTICES

Any notice or written communications required or submitted under this Agreement shall be sent to the Following Addresses:

For ABP:

Name:	David A. Frank
Domicile:	Two Clock Tower Place, Suite 395, Maynard, MA 01754
Telephone:	(978) 648-6048
Email:	dfrank@aquabounty.com

For the LANDLORD:

Name:	Ligia Gabriela Surgeon de Lamastus
Domicile:	Lamasur, Los Naranjos, Avenida Central, Boquete, Provincia de Chiriquí, República de Panamá.
Telephone:	507 6615 3679
Email:	gabysurgeon@icloud.com

ARTICLE 21. MODIFICATIONS

This Agreement can be only modified by written agreement of the Parties. No change in, addition to, or waiver of any of the terms and conditions of this Agreement shall be binding upon any Party unless approved by it in writing.

ARTICLE 22: ASSIGNMENT

The Parties to this Agreement shall not assign any rights or obligations hereunder without the express written consent of the other Party.

ARTICLE 23. SEVERABILITY

If it is determined that any provision of this Agreement is invalid or not binding, in whole or in part, such invalidity shall be only in respect of that provision or portion thereof and the remainder of the same clause or all the remaining provisions of this Agreement shall remain valid, in full force and binding on the Parties.

ARTICLE 24. CONFIDENTIALITY

The Parties agree to maintain strict confidentiality of the terms of this Agreement. The Parties shall treat as confidential all information made available to them under this Agreement and shall not disclose such confidential information without the written consent of the owner of that information.

The foregoing restriction on use and disclosure shall not apply to confidential information that, at the time of disclosure or its becoming known to the recipient, the recipient can show:

1.	Is public knowledge; or

2.	Came lawfully into the recipient’s possession otherwise than directly or indirectly from the owner without restriction on its subsequent disclosure or use by the recipient.

The foregoing restriction on use and disclosure shall be maintained by the recipient until the confidential information:

1.	Becomes public knowledge through no fault or action on the recipient’s part; or

2.	Comes into the recipient’s possession free from any restriction from a third party (other than the owner or its affiliate) who has the lawful right to make such disclosure.

Notwithstanding the foregoing restriction on use and disclosure, a party may disclose confidential information to any competent governmental agencies having authority to require such disclosure but informing such governmental agencies of the confidential nature of such information.

ARTICLE 25: COUNTERPARTS

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Parties in their respective counterparts, and when taken together constitute a single document. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

LIGIA GABRIELA SURGEON DE LAMASTUS
LANDLORD

DAVID FRANK
AQUA BOUNTY PANAMA S. DE R.L.